(Loss) Earnings Per Share	9 Months Ended
Sep. 30, 2021
Earnings Per Share [Abstract]
Loss Per Share	4. (Loss) Earnings Per Share
The net (loss) earnings available for common shareholders and (loss) earnings per common share are presented in the table below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	$	$	$	$
Net (loss) income	(52,055)	(44,434)	(202,564)	160,603

Weighted average number of common shares - basic (1)	33,898,299	33,738,143	33,846,115	33,712,124
Dilutive effect of stock-based awards	—	—	—	230,067
Weighted average number of common shares - diluted	33,898,299	33,738,143	33,846,115	33,942,191

(Loss) earnings per common share:
– Basic	(1.54)	(1.32)	(5.98)	4.76
– Diluted	(1.54)	(1.32)	(5.98)	4.73

(1)     Includes unissued common shares related to non-forfeitable stock-based compensation.
Stock-based awards that have an anti-dilutive effect on the calculation of diluted earnings per common share are excluded from this calculation. In the periods where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive. For the three and nine months ended September 30, 2021, 0.3 million and 0.3 million (September 30, 2020 - 0.2 million and 0.1 million) restricted stock units, respectively, had anti-dilutive effects on the calculation of diluted earnings per common share. For the three and nine months ended September 30, 2021, options to acquire 0.6 million and 0.6 million (September 30, 2020 - 0.2 million and 0.2 million) shares, respectively, of the Company’s Class A common stock had anti-dilutive effects on the calculation of diluted earnings per common share.